UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2022

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Adient plc (“Adient”) held its 2022 Annual General Meeting on March 8, 2022. The independent inspector of elections for the 2022 Annual General Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote of shareholders at the 2022 Annual General Meeting, certifying on March 8, 2022 the voting results set forth below.

Proposal One:

Adient’s shareholders elected, by separate resolutions, the following nine directors for a period of one year, expiring at the end of Adient’s Annual General Meeting of Shareholders in 2023, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Julie L. Bushman	80,334,841	2,284,804	51,629	4,067,260
Peter H. Carlin	80,058,108	2,550,023	63,143	4,067,260
Raymond L. Conner	77,243,932	5,326,906	100,436	4,067,260
Douglas G. Del Grosso	81,971,484	408,380	291,410	4,067,260
Ricky T. Dillon	80,599,498	2,011,691	60,085	4,067,260
Richard Goodman	81,509,864	1,106,817	54,593	4,067,260
José M. Gutiérrez	81,477,017	1,094,279	99,978	4,067,260
Frederick A. Henderson	68,177,408	14,431,168	62,698	4,067,260
Barb J. Samardzich	80,332,238	2,286,130	52,906	4,067,260

Proposal Two:

Adient’s shareholders ratified, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as Adient’s independent auditor for fiscal year 2022 and authorized, by binding vote, the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration by the following vote:

For	Against	Abstain
84,079,738	2,563,461	95,335

Proposal Three:

Adient’s shareholders approved, on an advisory basis, the compensation of Adient’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Vote
80,115,628	2,448,176	107,470	4,067,260

Proposal Four:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to issue shares under Irish law by the following vote:

For	Against	Abstain
85,270,546	1,319,188	148,800

Proposal Five:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to opt-out of statutory preemption rights under Irish law by the following vote:

For	Against	Abstain
86,053,416	522,271	162,847

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: March 10, 2022	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary